________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 10, 2005

          Bayview Financial Securities Company, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-122059	56-2336517
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Ponce de Leon Boulevard, 4th Floor Coral Gables, Florida	33146 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (305) 341-5632

                                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-122059) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $239,893,024  in aggregate principal amount of Class A-IO, Class A-PO, Class A-F1, Class A-F2, Class A-F3, Class A-F4, Class A-F5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Bayview Financial Mortgage Pass-Through Trust 2005-D, Mortgage Pass-Through Certificates, Series 2005-D on November 10, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 1, 2005, as supplemented by the Prospectus Supplement dated November 8, 2005 (collectively, the “Prospectus”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of October 1, 2005, among Bayview Financial Securities Company, LLC, as depositor, Wachovia Bank, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer.  The “Certificates” consist of the following classes: Class A-IO, Class A-PO, Class A-F1, Class A-F2, Class A-F3, Class A-F4, Class A-F5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class X, Class P and Class R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”), the assets of which consist primarily of a pool of first lien, fixed rate, fully amortizing and balloon loans secured by single-family residential, multifamily, commercial and mixed use properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $242,315,914.09 as of October 1, 2005, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement dated as of October 1, 2005, among Bayview Financial Securities Company, LLC, as Depositor, Wachovia Bank, National Association, as Trustee, and Wells Fargo Bank, N.A., as Master Servicer.

99.1

Flow Servicing Agreement (Non-Full Recourse) dated as of March 1, 2005, between Bayview Financial, L.P., and M&T Mortgage Corporation, as Servicer, together with (i) the Confirmation Agreement dated as of October 1, 2005, between Bayview Financial, L.P. and M&T Mortgage Corporation, as Servicer, (ii) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among Bayview Financial, L.P., Bayview Financial Securities Company, LLC, as Depositor, and M&T Mortgage Corporation, as Servicer, and (iii) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among Bayview Financial Securities Company, LLC, as Depositor, Wachovia Bank, National Association, as Trustee, and M&T Mortgage Corporation, as Servicer, and acknowledged by Wells Fargo Bank, National Association, as Master Servicer.

99.2

Servicing Agreement dated as of October 1, 2005, between Bayview Financial, L.P., and Bayview Loan Servicing, LLC, as Servicer.

99.3

Mortgage Loan Purchase Agreement dated as of October 1, 2005, between Bayview Financial, L.P., as seller, and Bayview Financial Securities Company, LLC, as purchaser.

99.4

Assignment Agreement dated as of October 1, 2005, between Bayview Financial Property Trust II, as assignor, and Bayview Financial Securities Company, LLC, as assignee.

99.5

Mortgage Loan Diligence Agreement dated November 10, 2005, between Bayview Financial, L.P., as agent, and Bayview Financial Securities Company, LLC, as Depositor.

99.6

Underwriting Agreement dated as of November 8, 2005, among Bayview Financial, L.P., as seller, Bayview Financial Securities Company, LLC, as Depositor, and Citigroup Global Markets Inc., acting on its own behalf and as representative of the several underwriters.

99.7

Insurance and Indemnity Agreement dated as of November 10, 2005, among Financial Guaranty Insurance Company, as Class A-F5 Insurer, Bayview Financial, L.P., as Seller, Bayview Financial Securities Company, LLC, as Depositor, and Wachovia Bank, National Association, as Trustee.

99.8

Financial Guaranty Insurance Policy No. 05030130 for $20,189,000 Bayview Mortgage Pass-Through Certificates, Series 2005-D, Class A-F5.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By:  /s/ Stuart Waldman

        Name:  Stuart Waldman

        Title:    Vice President

Dated:  November 23, 2005

EXHIBIT INDEX

    Exhibit No.

Description

4.1

Pooling and Servicing Agreement dated as of October 1, 2005, among Bayview Financial Securities Company, LLC, as Depositor, Wachovia Bank, National Association, as Trustee, and Wells Fargo Bank, N.A., as Master Servicer.

99.1

Flow Servicing Agreement (Non-Full Recourse) dated as of March 1, 2005, between Bayview Financial, L.P., and M&T Mortgage Corporation, as Servicer, together with (i) the Confirmation Agreement dated as of October 1, 2005, between Bayview Financial, L.P. and M&T Mortgage Corporation, as Servicer, (ii) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among Bayview Financial, L.P., Bayview Financial Securities Company, LLC, as Depositor, and M&T Mortgage Corporation, as Servicer, and (iii) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among Bayview Financial Securities Company, LLC, as Depositor, Wachovia Bank, National Association, as Trustee, and M&T Mortgage Corporation, as Servicer, and acknowledged by Wells Fargo Bank, National Association, as Master Servicer.

99.2

Servicing Agreement dated as of October 1, 2005, between Bayview Financial, L.P., and Bayview Loan Servicing, LLC, as Servicer.

99.3

Mortgage Loan Purchase Agreement dated as of October 1, 2005, between Bayview Financial, L.P., as seller, and Bayview Financial Securities Company, LLC, as purchaser.

99.4

Assignment Agreement dated as of October 1, 2005, between Bayview Financial Property Trust II, as assignor, and Bayview Financial Securities Company, LLC, as assignee.

99.5

Mortgage Loan Diligence Agreement dated November 10, 2005, between Bayview Financial, L.P., as agent, and Bayview Financial Securities Company, LLC, as Depositor.

99.6

Underwriting Agreement dated as of November 8, 2005, among Bayview Financial, L.P., as seller, Bayview Financial Securities Company, LLC, as Depositor, and Citigroup Global Markets Inc., acting on its own behalf and as representative of the several underwriters.

99.7

Insurance and Indemnity Agreement dated as of November 10, 2005, among Financial Guaranty Insurance Company, as Class A-F5 Insurer, Bayview Financial, L.P., as Seller, Bayview Financial Securities Company, LLC, as Depositor, and Wachovia Bank, National Association, as Trustee.

99.8

Surety Bond Policy No. 05030130 for $20,189,000 Bayview Mortgage Pass-Through Certificates, Series 2005-D, Class A-F5.